SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 02, 2000





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)





                                                                 64-0665423

      Mississippi                   0-22606                    (IRS Employer
(State of Incorporation)     Commission File Number          Identification No.)





                   500 Main Street, Natchez, Mississippi 39120
                    (Address of principal executive offices)





                            Telephone: (601)445-5576









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                      BRITTON & KOONTZ CAPITAL CORPORATION
                                 AND SUBSIDIARY

                                     INDEX

Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  20       Other Documents or Statements to Security Holders.





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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                           BRITTON & KOONTZ CAPITAL CORPORATION




November 2, 2000                           /s/ W. Page Ogden
                                           ------------------------------------
                                           W. Page Ogden

                                           President and Chief Executive Officer


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                                 Exhibits Index

Exhibit

Number          Item

20              Other Documents or Statements to Security Holders


                  Press Release Dated October 23, 2000

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